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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07611


                             Pioneer Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2002 through September 30, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.


                                     PIONEER
                             -----------------------
                                      VALUE
                                      FUND

                                     Annual
                                     Report

                                     9/30/03

                                     [LOGO]

 Table of Contents
--------------------------------------------------------------------------------

 Letter to Shareowners                         1
 Portfolio Summary                             2
 Performance Update                            3
 Portfolio Management Discussion               7
 Schedule of Investments                      10
 Financial Statements                         17
 Notes to Financial Statements                25
 Report of Independent Auditors               32
 The Pioneer Family of Mutual Funds           33
 Results of Shareowner Meeting                34
 Trustees, Officers and Service Providers     37

Pioneer Value Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 9/30/03
--------------------------------------------------------------------------------
Dear Shareowners,
--------------------------------------------------------------------------------

The stock market rally that began last           -----------------------------
spring extended into late summer as
signs of an economic recovery                    Pioneer's new
accumulated. Gross domestic product, a           president
tally of all goods and services produced
in the United States, expanded, thanks           Osbert Hood was recently
to increased personal consumption,               named Chief Executive
housing and business spending, low               Officer and President of
short-term interest rates and lower              Pioneer Investments U.S.A.
taxes on individuals. While broader              Mr. Hood, formerly Pioneer's
market indicators managed small gains,           Chief Operating Officer and
the NASDAQ Composite rose sharply in the         a key member of the senior
third quarter as investors sensed that           management committee,
companies might soon boost technology            joined Pioneer in 2000 from
outlays. September's dip in consumer             John Hancock Financial
expectations linked to slow job                  Services, where he had held
creation, plus cutbacks in OPEC oil              senior financial positions.
production, drove markets off their              "I am excited and honored
highest levels. Investors also kept an           to have the opportunity to
eye on the news, as U.S. troops came             lead Pioneer as it continues
under daily fire in Iraq and tensions            to grow," Mr. Hood said.
elsewhere remained.                              "As CEO I look forward to
                                                 furthering Pioneer's strate-
As the economy appeared to strengthen,           gic goals, including develop-
investors who had sought safety in U.S.          ing new products that can
Treasury issues grew less risk-averse.           meet the wider needs of
As a result, corporate bonds moved               investors and the advisers
broadly higher and the Treasury bond             who serve them."
rally stalled. Some of the biggest gains
were recorded among lower-rated,                 -----------------------------
high-yield bonds whose issuers often
depend on a strong economy to boost
earnings. Bonds in emerging and
developed markets also did well, as
economies stabilized and currencies rose against the slumping U.S. dollar.

Stocks and bonds, bonds and stocks

Over the past few years, investor
sentiment has swung from stocks to bonds and back again, from U.S. government securities to corporate and international issues. Each sector has spent time in the spotlight or backstage, delivering periods of stronger or weaker performance relative to one another.

With sectors constantly moving in and out of favor, how can you increase your chances of holding investments that are performing well? By owning several kinds of securities, not just one or two. Through a process called asset allocation, you can create an investment mix that reflects your needs, taking into account such factors as your age, your financial goals and their timing, and, of course, your comfort level where risk is concerned.

Asset allocation is only one area in which a qualified investment professional can serve you well. Ask your advisor to review how shifting markets may have affected your asset allocation recently. And if you've never thought about asset allocation before, now is the best time to start.

Like everyone at Pioneer, I appreciate your continued confidence in our products and services.

Respectfully,

/s/ Osbert Hood
----------------------------------
Osbert Hood, President and Chief Executive Officer
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Value Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 9/30/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                             92.0%
International Common Stocks                     4.5%
Temporary Cash Investments                      2.8%
Depositary Receipts for International Stocks    0.7%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                     30.8%
Energy                                         12.7%
Industrials                                    10.8%
Consumer Discretionary                         10.5%
Information Technology                          8.5%
Health Care                                     7.5%
Materials                                       5.9%
Staples                                         5.8%
Telecommunication Services                      5.7%
Utilities                                       1.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

1.    Citigroup, Inc.           4.40%      6.    Merck & Co., Inc.          2.08%
2.    Exxon Mobil Corp.         3.54       7.    McDonald's Corp.           2.07
3.    Bank of America Corp.     3.20       8.    AOL Time - Warner, Inc.    1.99
4.    American International               9.    Berkshire Hathaway, Inc.   1.98
      Group, Inc.               2.37
5.    Hewlett-Packard Co.       2.21      10.    HCA, Inc.                  1.95

*This list excludes money market and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/03                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        9/30/03   9/30/02
                 $16.25    $15.29

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(10/1/02 - 9/30/03)       Income       Capital Gains   Capital Gains
                          $0.2384      $  -            $2.1112

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of September 30, 2003)
             Net Asset    Public Offering
Period         Value          Price*
 10 Years      6.87%          6.24%
 5 Years       3.93           2.71
 1 Year       22.94          15.89

  All returns reflect investment of distributions at net asset value.

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

9/93      9425    10000
         10121     9929
9/95     12137    12681
         13615    14956
9/97     19871    21284
         15108    22051
9/99     16901    26180
         19655    28514
9/01     17911    25973
         14905    21571
9/03     18324    26825

The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/03                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        9/30/03   9/30/02
                 $15.45    $14.71

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(10/1/02 - 9/30/03)       Income       Capital Gains   Capital Gains
                          $0.0984      $  -            $2.1112

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of September 30, 2003)
                      If          If
Period               Held      Redeemed*
 Life-of-Class
 (7/1/96)          3.27%       3.27%
 5 Years           2.69        2.53
 1 Year           21.11       17.11

  All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period. The maximum CDSC of 4% declines to zero over six years.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

7/96     10000    10000
         10926    10695
9/97     15797    15220
         11886    15769
9/99     13149    18721
         15097    20391
9/01     13611    18573
         11205    15425
9/03     13570    19181

The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/03                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        9/30/03   9/30/02
                 $15.49    $14.69

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(10/1/02 - 9/30/03)       Income       Capital Gains   Capital Gains
                          $0.0991      $  -            $2.1112

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of September 30, 2003)
                   Net Asset    Public Offering
Period               Value        Price/CDSC*
 Life-of-Class
 (7/1/96)          3.31%        3.16%
 5 Years           2.72         2.52
 1 Year           21.61        20.38

  All returns reflect reinvestment of distributions at net asset value.


* Reflects deduction of the 1% sales charge at the beginning of the period. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

7/96      9900    10000
         10813    10695
9/97     15626    15220
         11787    15769
9/99     13037    18721
         14970    20391
9/01     13476    18573
         11079    15425
9/03     13473    19181

The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/03                                        CLASS R SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        9/30/03   4/1/03**
                 $16.24    $13.91

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(4/1/03 - 9/30/03)        Income       Capital Gains   Capital Gains
                          $0.0600      $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns+
(As of September 30, 2003)
             Net Asset    Public Offering
Period         Value        Price/CDSC*
 10 Years    6.21%        6.21%
 5 Years     3.39         3.39
 1 Year     22.47        21.47

   All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the 1% sales charge at the beginning of the period. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

+ Class R shares which have no front-end load, may be subject to a back-end load and are available to certain retirement plans. The performance of Class R shares for the period prior to the first public offering of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. You do not pay a sales charge on purchases of Class R shares, but will pay a CDSC if you sell your shares within 18 months of purchase, unless you qualify for a waiver.

** Class R shares were first publicly offered on 4/1/03.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

9/93     10000    10000
         10527     9929
9/95     12590    12681
         14025    14956
9/97     20404    21284
         15471    22051
9/99     17152    26180
         19877    28514
9/01     18049    25973
         14922    21571
9/03     18274    26825

The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/03
--------------------------------------------------------------------------------

Leading up to the war and since the end of major combat the U.S. economy moved gradually out of recession and into recovery, triggering a strong rally in the nation's stock markets. In the following discussion, Rod Wright, who is responsible for day-to-day management of Pioneer Value Fund, describes those events and the investment decisions that affected the Fund's performance over the course of its fiscal year.

Q:  Please describe the investment background over the last twelve months.

A: Starting last year and in the early months of 2003, uncertainty over the war's duration and how it might affect the U.S. economy cast shadows over the equity markets. But late in the year's first quarter a combination of factors encouraged investors: a swift, decisive initial victory in Iraq; early hints that the economy had hit bottom; large tax reductions; and actions by the Federal Reserve Board that brought short-term interest rates to levels not seen in more than 40 years. By spring, the economy seemed poised to rebound and by fall it was clear that the U.S. economy was growing at a respectable pace.

Q:  How did Pioneer Value Fund perform against that background?

A: For the twelve months ended September 30, 2003, Pioneer Value Fund's Class A, B, C and R shares had total returns at net asset value of 22.94%, 21.11%, 21.61% and 22.47%, respectively. These figures compare to the 24.37% return of the Russell 1000 Value Index, the Fund's benchmark, for the same period.

Q:  Which of your decisions or strategies had the most impact on performance?

A: We overweighted mining and metals stocks, and the sector was a standout performer over this period. With inventories low and economies picking up around the world, demand for metals continues to be high, allowing Freeport-McMoRan, Alcoa and other metals stocks in the portfolio to record impressive gains. Freeport benefited in particular from shipments of copper to China, which is expanding its electric and communications infrastructures. We also overweighted the industrial sector compared to our benchmark index in the belief that years of cutting costs and bolstering

Pioneer Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/03                              (continued)
--------------------------------------------------------------------------------

    finances would position manufacturing firms to participate profitably in any economic upturn. Companies like Donaldson Company, a maker of truck parts, were positive contributors to Fund performance as the economy began to recover.

    On the other hand, stocks have had an impressive run since March, but many of the issues that led the rally's early phases fell short of our value criteria. Lack of exposure to Internet-related stocks and other speculative areas, plus our underweighting of the strong financial services sector, help explain why the Fund trailed its benchmark. We approached the financial services sector cautiously because those stocks have been rising for almost three years. Nevertheless, financial companies were the Fund's largest sector commitment at the end of September, with Citigroup, American International Group and Bank of America all among the five largest holdings.

Q: Consumer discretionary and energy stocks were also large commitments. What were results like there?

A: Consumer discretionary stocks, those that reflect consumer confidence and willingness to spend household income, have been doing well as the recovery gains momentum. An example is Sears, which we bought when its price had fallen after a string of unsuccessful initiatives. A well-executed program to turn the business around has now begun to pay off for Sears, which was an important contributor to performance. Sale of the company's credit card unit realized more money than had been anticipated, and, through its acquisition of catalogue merchant Land's End, Sears has gained access to higher quality goods while giving Land's End a new distribution channel. Sears, whose other powerful brands include Diehard batteries, Kenmore appliances and Craftsman tools, is using excess cash to repurchase shares.

    On the other hand, expectations that oil prices would decline caused the energy sector to lag; the Fund's overweight position in the sector was a minor negative. In addition, our underweight exposure to the rising utilities sector held back results despite good performance by Dominion Resources and others.

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:  Which of your other strategies affected results?

A: Our value-based stock-selection process led us to two long-established technology firms that rose during the period. Motorola's stock moved up as the market welcomed its new CEO and with the company's decision to spin off its unprofitable semiconductor division. Netherlands-based Phillips Electronics, a major electronics conglomerate, moved higher on the basis of strong semiconductor sales.

    Results among telecommunications service providers were favorable on two fronts: First, being significantly underweight in Verizon and SBC was beneficial to performance because both stocks fell. And second, we had overweighted AT&T based on its valuation and were rewarded when its stock rose.

Q: What were some other selections that influenced performance, for better or worse?

A: Wellpoint Health Networks, a leading managed care company, rose despite general weakness in the health care sector. Wellpoint gained market share, increased its membership rolls and raised premiums, all factors that led to better earnings. But shares of HCA, Inc., which owns the largest network of acute care hospitals, fell in the second quarter, as lower patient volumes cut into revenues. HCA's stock regained lost ground toward the end of the period.

Q:  What is your outlook for the economy and for value stocks?

A. We are still finding attractively valued stocks to add to the portfolio. However, we believe some sectors of the market are ahead of themselves and are pricing in overly optimistic economic assumptions. As such, while we also see some economic improvement ahead, we remain very selective based on our valuation sensitive discipline, and continue to "proceed with caution" for the time being.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/03
--------------------------------------------------------------------------------

Shares                                                                     Value
                COMMON STOCKS - 98.8%
                Energy - 12.5%
                Integrated Oil & Gas - 7.9%
   450,000      BP Amoco Plc (A.D.R.)                              $   18,945,000
   600,000      ChevronTexaco Corp.                                    42,870,000
 1,100,000      ConocoPhillips                                         60,225,000
 3,300,000      Exxon Mobil Corp.                                     120,780,000
   850,000      Occidental Petroleum Corp.                             29,945,500
                                                                   --------------
                                                                   $  272,765,500
                                                                   --------------
                Oil & Gas Drilling - 2.4%
 1,200,000      ENSCO International, Inc.                          $   32,184,000
   500,000      Nabors Industries, Inc.*                               18,630,000
 1,600,000      Transocean Offshore, Inc.*                             32,000,000
                                                                   --------------
                                                                   $   82,814,000
                                                                   --------------
                Oil & Gas Exploration & Production - 2.2%
   550,000      Devon Energy Corp.                                 $   26,504,500
 2,700,000      Suncor Energy, Inc.                                    50,085,000
                                                                   --------------
                                                                   $   76,589,500
                                                                   --------------
                Total Energy                                       $  432,169,000
                                                                   --------------
                Materials - 5.8%
                Aluminum - 0.6%
   800,000      Alcoa, Inc.                                        $   20,928,000
                                                                   --------------
                Commodity Chemicals - 1.8%
   504,900      Air Products & Chemicals, Inc.                     $   22,770,990
 1,000,000      E.I. du Pont de Nemours and Co.                        40,010,000
                                                                   --------------
                                                                   $   62,780,990
                                                                   --------------
                Diversified Metals & Mining - 1.3%
 1,400,000      Freeport-McMoRan Copper & Gold, Inc. (Class B)     $   46,340,000
                                                                   --------------
                Metal & Glass Containers - 0.8%
   500,000      Ball Corp.                                         $   27,000,000
                                                                   --------------
                Paper Products - 1.3%
   750,000      Weyerhaeuser Co.                                   $   43,837,500
                                                                   --------------
                Total Materials                                    $  200,886,490
                                                                   --------------


   The accompanying notes are an integral part of these financial statements.
10

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                            Value
                Capital Goods - 5.3%
                Aerospace & Defense - 1.1%
   425,000      Northrop Grumman Corp.                   $   36,643,500
                                                         --------------
                Industrial Conglomerates - 4.2%
 1,100,000      Donaldson Co., Inc.                      $   59,290,000
 2,200,000      Tyco International Ltd.                      44,946,000
   525,000      United Technologies Corp.                    40,572,000
                                                         --------------
                                                         $  144,808,000
                                                         --------------
                Total Capital Goods                      $  181,451,500
                                                         --------------
                Commercial Services & Supplies - 1.7%
                Environmental Services - 1.7%
 2,200,000      Waste Management, Inc.                   $   57,574,000
                                                         --------------
                Total Commercial Services & Supplies     $   57,574,000
                                                         --------------
                Transportation - 3.7%
                Airlines - 0.7%
 1,433,300      Southwest Airlines Co.                   $   25,369,410
                                                         --------------
                Railroads - 2.0%
   500,000      Canadian National Railway Co.            $   26,010,000
   750,000      Union Pacific Corp.                          43,627,500
                                                         --------------
                                                         $   69,637,500
                                                         --------------
                Trucking - 1.0%
   550,000      United Parcel Service                    $   35,090,000
                                                         --------------
                Total Transportation                     $  130,096,910
                                                         --------------
                Hotels, Restaurants & Leisure - 2.0%
                Restaurants - 2.0%
 3,000,000      McDonald's Corp.                         $   70,620,000
                                                         --------------
                Total Hotels, Restaurants & Leisure      $   70,620,000
                                                         --------------
                Media - 6.6%
                Broadcasting & Cable TV - 3.2%
   800,000      Clear Channel Communications, Inc.       $   30,640,000
   500,000      Comcast Corp. (Special)*                     14,770,000
 1,250,000      Comcast Corp.*                               38,600,000
   800,000      Cox Communications, Inc.*                    25,296,000
                                                         --------------
                                                         $  109,306,000
                                                         --------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/03                                      (continued)
--------------------------------------------------------------------------------

Shares                                                              Value
                Movies & Entertainment - 3.4%
 4,500,000      AOL Time - Warner, Inc.*                   $   67,995,000
   400,000      The Walt Disney Co.                             8,068,000
 1,100,000      Viacom, Inc. (Class B)                         42,130,000
                                                           --------------
                                                           $  118,193,000
                                                           --------------
                Total Media                                $  227,499,000
                                                           --------------
                Retailing - 1.7%
                General Merchandise Stores - 1.7%
 1,324,300      Sears, Roebuck and Co.                     $   57,911,639
                                                           --------------
                Total Retailing                            $   57,911,639
                                                           --------------
                Food & Drug Retailing - 2.4%
                Food Retail - 2.4%
   900,000      Kraft Foods, Inc.                          $   26,550,000
 2,200,000      Kroger Co.*                                    39,314,000
    75,000      Nestle SA (Registered Shares)                  17,295,895
                                                           --------------
                                                           $   83,159,895
                                                           --------------
                Total Food & Drug Retailing                $   83,159,895
                                                           --------------
                Food, Beverage & Tobacco - 2.4%
                Packaged Foods & Meats - 1.1%
 2,000,000      Sara Lee Corp.                             $   36,720,000
                                                           --------------
                Soft Drinks - 1.3%
 1,000,000      PepsiCo, Inc.                              $   45,830,000
                                                           --------------
                Total Food, Beverage & Tobacco             $   82,550,000
                                                           --------------
                Household & Personal Products - 0.9%
                Personal Products - 0.9%
   600,000      Kimberly-Clark Corp.                       $   30,792,000
                                                           --------------
                Total Household & Personal Products        $   30,792,000
                                                           --------------
                Health Care Equipment & Supplies - 2.9%
                Health Care Facilities - 1.9%
 1,800,000      HCA, Inc.                                  $   66,348,000
                                                           --------------
                Managed Health Care - 1.0%
   450,000      Wellpoint Health Networks, Inc.*           $   34,686,000
                                                           --------------
                Total Health Care Equipment & Supplies     $  101,034,000
                                                           --------------


   The accompanying notes are an integral part of these financial statements.
12

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                              Value
                Pharmaceuticals & Biotechnology - 4.5%
                Pharmaceuticals - 4.5%
 1,400,000      Merck & Co., Inc.                          $   70,868,000
 1,600,000      Pfizer, Inc.                                   48,608,000
 2,300,000      Schering-Plough Corp.                          35,052,000
                                                           --------------
                                                           $  154,528,000
                                                           --------------
                Total Pharmaceuticals & Biotechnology      $  154,528,000
                                                           --------------
                Banks - 12.0%
                Diversified Banks - 7.7%
 1,400,000      Bank of America Corp.                      $  109,256,000
   900,000      Charter One Financial, Inc.                    27,540,000
   600,000      Fleet Boston Financial Corp.                   18,090,000
 2,000,000      U.S. Bancorp                                   47,980,000
 1,250,000      Wells Fargo & Co.                              64,375,000
                                                           --------------
                                                           $  267,241,000
                                                           --------------
                Regional Banks - 0.6%
   600,000      North Fork Bancorporation, Inc.            $   20,850,000
                                                           --------------
                Thrifts & Mortgage Finance - 3.7%
   525,000      Countrywide Financial Corp.                $   41,097,000
 1,250,000      Freddie Mac                                    65,437,500
   500,000      Washington Mutual, Inc.                        19,685,000
                                                           --------------
                                                           $  126,219,500
                                                           --------------
                Total Banks                                $  414,310,500
                                                           --------------
                Diversified Financials - 10.0%
                Asset Management & Custody Banks - 1.0%
 1,200,000      The Bank of New York Co., Inc.             $   34,932,000
                                                           --------------
                Consumer Finance - 0.9%
   700,000      American Express Co.                       $   31,542,000
                                                           --------------
                Diversified Capital Markets - 0.4%
   400,000      J.P. Morgan Chase & Co.                    $   13,732,000
                                                           --------------
                Investment Banking & Brokerage - 3.3%
   400,000      Goldman Sachs Group, Inc.                  $   33,560,000
   550,000      Lehman Brothers Holdings, Inc.                 37,994,000
   800,000      Merrill Lynch & Co., Inc.                      42,824,000
                                                           --------------
                                                           $  114,378,000
                                                           --------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/03                                      (continued)
--------------------------------------------------------------------------------

Shares                                                                   Value
                Diversified Financial Services - 4.4%
 3,300,000      Citigroup, Inc.                                 $  150,183,000
                                                                --------------
                Total Diversified Financials                    $  344,767,000
                                                                --------------
                Insurance - 8.5%
                Insurance Brokers - 1.0%
   725,000      Marsh & McLennan Co., Inc.                      $   34,517,250
                                                                --------------
                Multi - Line Insurance - 4.3%
 1,400,000      American International Group, Inc.              $   80,780,000
       900      Berkshire Hathaway, Inc.*                           67,500,000
                                                                --------------
                                                                $  148,280,000
                                                                --------------
                Property & Casualty Insurance - 3.2%
 1,700,000      Allstate Corp.                                  $   62,101,000
   400,000      Ambac Financial Group, Inc.                         25,600,000
   350,000      Chubb Corp.                                         22,708,000
                                                                --------------
                                                                $  110,409,000
                                                                --------------
                Total Insurance                                 $  293,206,250
                                                                --------------
                Software & Services - 2.6%
                Application Software - 0.4%
   500,000      Microsoft Corp.                                 $   13,895,000
                                                                --------------
                Data Processing & Outsourced Services - 2.2%
   800,000      Automatic Data Processing, Inc.                 $   28,680,000
 1,200,000      First Data Corp.                                    47,952,000
                                                                --------------
                                                                $   76,632,000
                                                                --------------
                Total Software & Services                       $   90,527,000
                                                                --------------
                Technology Hardware & Development - 5.2%
                Communications Equipment - 1.2%
 3,400,000      Motorola, Inc.                                  $   40,698,000
                                                                --------------
                Computer Hardware - 2.7%
 3,900,000      Hewlett-Packard Co.                             $   75,504,000
   200,000      IBM Corp.                                           17,666,000
                                                                --------------
                                                                $   93,170,000
                                                                --------------
                Electronic Equipment & Instruments - 1.2%
 1,900,000      Koninklijke Philips Electronics                 $   43,548,000
                                                                --------------
                Technology Distributors - 0.1%
   170,600      Arrow Electronics, Inc.*                        $    3,137,334
                                                                --------------
                Total Technology Hardware & Development         $  180,553,334
                                                                --------------


   The accompanying notes are an integral part of these financial statements.
14

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                   Value
                Semiconductors - 0.6%
   400,000      Intel Corp.                                     $   11,004,000
   400,000      Texas Instruments, Inc.                              9,120,000
                                                                --------------
                Total Semiconductors                            $   20,124,000
                                                                --------------
                Telecommunication Services - 5.7%
                Integrated Telecommunication Services - 4.1%
 1,000,000      Alltel Corp.                                    $   46,340,000
 1,650,000      AT&T Corp.                                          35,557,500
 1,800,000      BellSouth Corp.                                     42,624,000
   200,000      SBC Communications, Inc.                             4,450,000
   400,000      Verizon Communications, Inc.                        12,976,000
                                                                --------------
                                                                $  141,947,500
                                                                --------------
                Wireless Telecommunication Services - 1.6%
 3,200,000      AT&T Wireless Services, Inc.*                   $   26,176,000
10,000,000      Vodafone Group Plc                                  20,027,723
   360,000      Vodafone Group Plc (A.D.R.)                          7,290,000
                                                                --------------
                                                                $   53,493,723
                                                                --------------
                Total Telecommunication Services                $  195,441,223
                                                                --------------
                Utilities - 1.8%
                Electric Utilities - 1.8%
 1,000,000      Dominion Resources, Inc.                        $   61,900,000
                                                                --------------
                Total Utilities                                 $   61,900,000
                                                                --------------
                TOTAL COMMON STOCKS
                (Cost $2,974,830,018)                           $3,411,101,741
                                                                --------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/03                                      (continued)
--------------------------------------------------------------------------------

Principal
Amount           TEMPORARY CASH INVESTMENTS - 2.9%                             Value
                 Repurchase Agreement - 1.4%
$47,800,000      UBS, Inc., 0.70%, dated 9/30/03, repurchase
                 price of $47,800,000 plus accrued interest on
                 10/1/03 collateralized by $33,208,000 U.S. Trea-
                 sury Notes, 1.75%, 12/31/04 and $17,784,000
                 U.S. Treasury Notes, 1.62%, 4/30/05                  $   47,800,000
                                                                      --------------
                 Time Deposits - 1.5%
 36,651,843      Bank of Montreal, 1.125%, 10/1/03                    $   36,651,843
 13,482,768      Royal Bank of Canada, 1.00%, 10/1/03                     13,482,768
    552,489      Bank of Scotland, 1.0625%, 10/1/03                          552,489
                                                                      --------------
                                                                      $   50,687,100
                                                                      --------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $98,487,100)                                   $   98,487,100
                                                                      --------------
                 TOTAL INVESTMENT IN SECURITIES - 101.7%
                 (Cost $3,073,317,118) (a)                            $3,509,588,841
                                                                      --------------
                 OTHER ASSETS AND LIABILITIES - (1.7)%                $  (56,611,615)
                                                                      --------------
                 TOTAL NET ASSETS - 100.0%                            $3,452,977,226
                                                                      --------------

      * Non-income producing securities.

 A.D.R. American Depositary Receipts

     (a) At September 30, 2003, the net unrealized gain on investments based on cost for federal income tax purposes of $3,094,244,052 was as follows:
         Aggregate gross unrealized gain for all investments in which
            there is an excess of value over tax cost                             $540,599,989
         Aggregate gross unrealized loss for all investments in which
            there is an excess of tax cost over value                             (125,255,200)
                                                                                  ------------
         Net unrealized gain                                                         $415,344,789
                                                                                  ------------

      Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2003 aggregated $1,278,481,128 and $1,458,067,253, respectively.


   The accompanying notes are an integral part of these financial statements.
16

Pioneer Value Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 9/30/03
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities
     loaned of $49,137,044) (cost $3,073,317,118)                  $3,509,588,841
  Cash                                                                     42,544
  Receivables -
     Investment securities sold                                         3,255,847
     Fund shares sold                                                   2,502,601
     Dividends, interest and foreign taxes withheld                     4,994,914
  Other                                                                    95,852
                                                                   --------------
       Total assets                                                $3,520,480,599
                                                                   --------------
LIABILITIES:
  Payables -
     Investment securities purchased                               $   10,941,954
     Fund shares repurchased                                            1,456,323
     Upon return of securities loaned                                  50,687,100
  Due to affiliates                                                     3,615,351
  Accrued expenses                                                        802,645
                                                                   --------------
       Total liabilities                                           $   67,503,373
                                                                   --------------
NET ASSETS:
  Paid-in capital                                                  $3,013,430,650
  Accumulated undistributed net investment income                      15,821,848
  Accumulated net realized loss on investments and foreign
     currency transactions                                            (12,411,836)
  Net unrealized gain on investments                                  436,271,723
  Net unrealized loss on assets and liabilities denominated in
     foreign currencies                                                  (135,159)
                                                                   --------------
  Total net assets                                                 $3,452,977,226
                                                                   --------------
NET ASSET VALUE PER SHARE:
 (Unlimited number of shares authorized)
  Class A (based on $3,424,962,280/210,765,034 shares)             $        16.25
                                                                   --------------
  Class B (based on $21,665,758/1,402,299 shares)                  $        15.45
                                                                   --------------
  Class C (based on $6,348,604/409,898 shares)                     $        15.49
                                                                   --------------
  Class R (based on $583.71/35.945 shares)                         $        16.24
                                                                   --------------
MAXIMUM OFFERING PRICE:
  Class A ($16.25 [divided by] 94.25%)                             $        17.24
                                                                   --------------
  Class C ($15.49 [divided by] 99.00%)                             $        15.65
                                                                   --------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 9/30/03

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $343,114)         $ 65,701,657
  Interest                                                         1,245,158
                                                                ------------
       Total investment income                                                   $ 66,946,815
                                                                                 ------------
EXPENSES:
  Management fees
     Basic fee                                                  $ 19,832,806
     Performance adjustment                                        3,015,321
  Transfer agent fees
     Class A                                                       7,715,984
     Class B                                                         198,983
     Class C                                                          44,401
  Distribution fees
     Class A                                                       6,824,568
     Class B                                                         210,776
     Class C                                                          60,598
     Class R                                                               2
  Administrative fees                                                542,488
  Custodian fees                                                     198,358
  Professional fees                                                  219,323
  Printing                                                           285,363
  Registration fees                                                   97,239
  Miscellaneous expenses                                              53,103
  Fees and expenses of nonaffiliated trustees                        141,862
                                                                ------------
       Total expenses                                                            $ 39,441,175
       Less fees paid indirectly                                                      (65,846)
                                                                                 ------------
       Net expenses                                                              $ 39,375,329
                                                                                 ------------
        Net investment income                                                    $ 27,571,486
                                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
     Investments                                                $ (6,127,397)
     Other assets and liabilities denominated in foreign
       currencies                                                    112,683     $ (6,014,714)
                                                                ------------     ------------
  Change in net unrealized gain (loss) from:
     Investments                                                $648,779,313
     Other assets and liabilities denominated in foreign
       currencies                                                   (177,617)    $648,601,696
                                                                ------------     ------------
     Net gain on investments and foreign currency
       transactions                                                              $642,586,982
                                                                                 ------------
       Net increase in net assets resulting from operations                      $670,158,468
                                                                                 ------------


   The accompanying notes are an integral part of these financial statements.
18

Pioneer Value Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 9/30/03 and 9/30/02, respectively

                                                           Year Ended          Year Ended
                                                            9/30/03             9/30/02
FROM OPERATIONS:
Net investment income                                   $  27,571,486      $     29,064,061
Net realized gain (loss) on investments and foreign
  currency transactions                                    (6,014,714)          412,491,902
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                       648,601,696        (1,050,917,409)
                                                        ---------------    ----------------
Net increase (decrease) in net assets resulting from
  operations                                            $ 670,158,468      $   (609,361,446)
                                                        ---------------    ----------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.24 and $0.09 per share, respectively)     $ (51,967,828)     $    (18,735,093)
  Class B ($0.10 and $0.00 per share, respectively)          (151,062)                    -
  Class C ($0.10 and $0.00 per share, respectively)           (42,012)                    -
  Class R ($0.06 and $0.00 per share, respectively)                (2)                    -
Net realized gain:
  Class A ($2.11 and $0.72 per share, respectively)      (412,167,757)         (145,601,232)
  Class B ($2.11 and $0.72 per share, respectively)        (3,027,905)             (883,241)
  Class C ($2.11 and $0.72 per share, respectively)        (1,069,111)             (189,521)
  Class R ($0.00 and $0.00 per share, respectively)                 -                     -
                                                        ---------------    ----------------
       Total distributions to shareowners               $(468,425,677)     $   (165,409,087)
                                                        ---------------    ----------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $ 168,214,756      $    234,000,319
Reinvestment of distributions                             437,945,687           153,968,950
Cost of shares repurchased                               (393,771,669)         (486,706,691)
                                                        ---------------    ----------------
  Net increase (decrease) in net assets resulting
     from fund share transactions                         212,388,774      $    (98,737,422)
                                                        ---------------    ----------------
Net increase (decrease) in net assets                   $ 414,121,565      $   (873,507,955)
NET ASSETS:
Beginning of year                                       3,038,855,661         3,912,363,616
                                                        ---------------    ----------------
End of year (including accumulated undistributed net
  investment income of $15,821,848 and
  $36,791,259, respectively)                            $3,452,977,226     $  3,038,855,661
                                                        ---------------    ----------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------
For the Years Ended 9/30/03 and 9/30/02, respectively

                                   '03 Shares        '03 Amount       '02 Shares        '02 Amount
CLASS A
Shares sold                          9,607,170    $  146,560,494       11,485,495    $  222,812,497
Reinvestment of distributions       28,545,217       434,044,832        7,623,834       153,019,000
Less shares repurchased            (24,720,333)     (373,704,092)     (25,009,422)     (475,944,793)
                                   -----------    --------------      -----------    --------------
  Net increase (decrease)           13,432,054    $  206,901,234       (5,900,093)   $ (100,113,296)
                                   -----------    --------------      -----------    --------------
CLASS B
Shares sold                            868,028    $   12,968,947          436,370    $    8,249,184
Reinvestment of distributions          201,911         2,933,220           41,579           809,538
Less shares repurchased               (889,846)      (12,610,377)        (462,952)       (8,622,224)
                                   -----------    --------------      -----------    --------------
  Net increase                         180,093    $    3,291,790           14,997    $      436,498
                                   -----------    --------------      -----------    --------------
CLASS C
Shares sold                            574,508    $    8,684,815          157,576    $    2,938,638
Reinvestment of distributions           66,620           967,635            7,215           140,412
Less shares repurchased               (520,937)       (7,457,200)        (114,199)       (2,139,674)
                                   -----------    --------------      -----------    --------------
  Net increase                         120,191    $    2,195,250           50,592    $      939,376
                                   -----------    --------------      -----------    --------------
CLASS R (a)
Shares sold                                 36    $          500
Reinvestment of distributions                -                 -
Less shares repurchased                      -                 -
                                   -----------    --------------
  Net increase                              36    $          500
                                   -----------    --------------
(a) Class R shares were first publicly offered April 1, 2003.


   The accompanying notes are an integral part of these financial statements.
20

Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Year Ended      Year Ended     Year Ended     Year Ended     Year Ended
CLASS A                                                     9/30/03        9/30/02        9/30/01         9/30/00        9/30/99
Net asset value, beginning of period                      $    15.29      $   19.12      $   22.67      $    20.16     $    18.32
                                                          ----------      ---------      ---------      ----------     ----------
Increase (decrease) from investment operations:
 Net investment income                                    $     0.11      $    0.15      $    0.17      $     0.20     $     0.21
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                 3.20          (3.17)         (2.05)           3.02           1.97
                                                          ----------      ---------      ---------      ----------     ----------
   Net increase (decrease) from investment operations     $     3.31      $   (3.02)     $   (1.88)     $     3.22     $     2.18
Distributions to shareowners:
 Net investment income                                         (0.24)         (0.09)         (0.14)          (0.20)         (0.19)
 Net realized gain                                             (2.11)         (0.72)         (1.53)          (0.51)         (0.15)
                                                          ----------      ---------      ---------      ----------     ----------
Net increase (decrease) in net asset value                $     0.96      $   (3.83)     $   (3.55)     $     2.51     $     1.84
                                                          ----------      ---------      ---------      ----------     ----------
Net asset value, end of period                            $    16.25      $   15.29      $   19.12      $    22.67     $    20.16
                                                          ----------      ---------      ---------      ----------     ----------
Total return*                                                  22.94%        (16.78)%        (8.88)%         16.29%         11.86%
Ratio of net expenses to average net assets+                    1.19%          1.16%          1.01%           0.96%          0.96%
Ratio of net investment income to average net assets+           0.85%          0.74%          0.76%           0.81%          0.93%
Portfolio turnover rate                                           40%            61%             3%              3%            12%
Net assets, end of period (in thousands)                  $3,424,962      $3,016,623     $3,885,560     $4,614,739     $5,125,858
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   1.19%          1.16%          0.99%           0.94%          0.95%
 Net investment income                                          0.85%          0.74%          0.78%           0.83%          0.94%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                                    9/30/03      9/30/02      9/30/01      9/30/00      9/30/99
Net asset value, beginning of period                      $ 14.71      $  18.53     $ 22.11      $ 19.74      $ 17.98
                                                          -------      --------     -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                             $ (0.13)     $  (0.08)    $  0.01      $ (0.14)     $ (0.04)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions              3.08         (3.02)      (2.06)        3.02         1.95
                                                          -------      --------     -------      -------      -------
   Net increase (decrease) from investment operations     $  2.95      $  (3.10)    $ (2.05)     $  2.88      $  1.91
Distributions to shareowners:
 Net investment income                                      (0.10)            -           -            -            -
 Net realized gain                                          (2.11)        (0.72)      (1.53)       (0.51)       (0.15)
                                                          -------      --------     -------      -------      -------
Net increase (decrease) in net asset value                $  0.74      $  (3.82)    $ (3.58)     $  2.37      $  1.76
                                                          -------      --------     -------      -------      -------
Net asset value, end of period                            $ 15.45      $  14.71     $ 18.53      $ 22.11      $ 19.74
                                                          -------      --------     -------      -------      -------
Total return*                                               21.11%       (17.68)%     (9.84)%      14.81%       10.62%
Ratio of net expenses to average net assets+                 2.69%         2.28%       2.07%        2.23%        2.06%
Ratio of net investment loss to average net assets+         (0.66)%       (0.38)%     (0.30)%      (0.48)%      (0.18)%
Portfolio turnover rate                                        40%           61%          3%           3%          12%
Net assets, end of period (in thousands)                  $21,666      $ 17,976     $22,372      $20,632      $21,972
Ratios with reduction for fees paid indirectly:
 Net expenses                                                2.68%         2.29%       2.05%        2.21%        2.04%
 Net investment loss                                        (0.65)%       (0.39)%     (0.28)%      (0.46)%      (0.16)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
22

Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
CLASS C                                                   9/30/03      9/30/02      9/31/01      9/30/00      9/30/99
Net asset value, beginning of period                      $ 14.69     $  18.53     $ 22.16      $ 19.78      $ 18.02
                                                          -------     --------     -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                             $ (0.12)    $  (0.10)    $  0.04      $ (0.15)     $ (0.04)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions              3.13        (3.02)      (2.12)        3.04         1.95
                                                          -------     --------     -------      -------      -------
   Net increase (decrease) from investment operations     $  3.01     $  (3.12)    $ (2.08)     $  2.89      $  1.91
Distributions to shareowners:
 Net investment income                                      (0.10)           -       (0.02)           -            -
 Net realized gain                                          (2.11)       (0.72)      (1.53)       (0.51)       (0.15)
                                                          -------     --------     -------      -------      -------
Net increase (decrease) in net asset value                $  0.80     $  (3.84)    $ (3.63)     $  2.38      $  1.76
                                                          -------     --------     -------      -------      -------
Net asset value, end of period                            $ 15.49     $  14.69     $ 18.53      $ 22.16      $ 19.78
                                                          -------     --------     -------      -------      -------
Total return*                                               21.61%      (17.79)%     (9.98)%      14.83%       10.60%
Ratio of net expenses to average net assets+                 2.48%        2.32%       2.15%        2.19%        2.08%
Ratio of net investment loss to average net assets+         (0.44)%      (0.42)%     (0.39)%      (0.43)%      (0.22)%
Portfolio turnover rate                                        40%          61%          3%           3%          12%
Net assets, end of period (in thousands)                  $ 6,349     $  4,256     $ 4,431      $ 3,588      $ 4,039
Ratios with reduction for fees paid indirectly:
 Net expenses                                                2.47%        2.32%       2.11%        2.16%        2.06%
 Net investment loss                                        (0.43)%      (0.42)%     (0.35)%      (0.40)%      (0.20)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              4/1/03
                                                                to
                                                             9/30/03
CLASS R (a)
Net asset value, beginning of period                        $ 13.91
                                                            -------
Increase from investment operations:
  Net investment income                                     $  0.05
  Net realized and unrealized gain on investments and
     foreign currency transactions                             2.34
                                                            -------
    Net increase from investment operations                 $  2.39
Distributions to shareowners:
  Net investment income                                       (0.06)
  Net realized gain                                               -
                                                            -------
Net increase in net asset value                             $  2.33
                                                            -------
Net asset value, end of period                              $ 16.24
                                                            -------
Total return*                                                 17.19%
Ratio of net expenses to average net assets+                   1.42%**
Ratio of net investment income to average net assets+          0.71%**
Portfolio turnover rate                                          40%**
Net assets, end of period (in thousands)                    $     1
Ratios with reduction for fees paid indirectly:
  Net expenses                                                 1.42%**
  Net investment income                                        0.71%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratios with no reduction for fees paid indirectly.
(a) Class R shares were first publicly offered on April 1, 2003.


   The accompanying notes are an integral part of these financial statements.
24

Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/03
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Value Fund (the Fund), formerly Pioneer II, is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is reasonable income and growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class R shares. Class R shares were first publicly offered on April 1, 2003. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C and Class R shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various

Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/03                                (continued)
--------------------------------------------------------------------------------

    times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    For the year ended September 30, 2003, the Fund reclassified $3,620,007 to increase accumulated undistributed net investment income and $3,620,007 to decrease accumulated undistributed net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and presents the Fund's capital accounts on a tax basis.

    The tax character of distributions paid during the years ended September 30, 2003 and 2002 were as follows:

--------------------------------------------------------------------------------
                                      2003            2002
                                 -------------- ---------------
  Distributions paid from:
   Ordinary income               $ 52,160,904   $  18,735,093
   Long-term capital gain         416,264,773     146,673,994
   Return of capital                        -               -
                                 ------------   -------------
    Total                        $468,425,677   $ 165,409,087
--------------------------------------------------------------------------------

    The following shows components of distributable earnings on a federal income tax basis at September 30, 2003.

--------------------------------------------------------------------------------
                                                    2003
                                               --------------
  Undistributed ordinary income                $ 15,821,848
  Undistributed long-term gain                    8,515,098
  Unrealized appreciation                       415,209,630
                                               ------------
    Total                                      $439,546,576
--------------------------------------------------------------------------------

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or

Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/03                                (continued)
--------------------------------------------------------------------------------

    losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of September 30, 2003, the Fund had no outstanding settlement or portfolio hedges.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $213,912 in underwriting commissions on the sale of Fund shares during the year ended September 30, 2003.

F.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class R shares can bear different transfer agent and distribution fees.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Security Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

2.  Management Agreement

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/-0.10% based on the Fund's investment performance as compared with the Russell 1000[RegTM] Value Index. Pursuant to a shareowner vote on April 17, 2003 the benchmark was changed from the Lipper Growth & Income Funds Index effective May 1, 2003; however, the Lipper Index will be used for monthly periods prior to May 1, 2003 until it is eventually phased out. The performance comparison is made for a rolling 36-month period. For the year ended September 30, 2003, the aggregate performance adjustment resulted in an increase to the basic fee of $3,015,321. For year ended September 30, 2003, the net management fee was equivalent to 0.70% of average daily net assets.

Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/03                                (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 2003, $2,198,519 was payable to PIM related to management fees, administration fees and certain other services and is included in due to affiliates.

3.  Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $725,105 in transfer agent fees payable to PIMSS at September 30, 2003.

4.  Distribution and Service Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $691,727 in distribution fees payable to PFD at September 30, 2003. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase may be subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2003, CDSCs in the amount of $39,982 were paid to PFD.

5.  Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 2003, the Fund's expenses were reduced by $65,846 under such arrangements.

6.  Line of Credit

The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2%, on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended September 30, 2003, the Fund had no borrowings under this agreement.

ADDITIONAL INFORMATION (unaudited)

For the fiscal year ended September 30, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to the maximum amount of such dividend allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purposes of the corporate dividends received deduction was 100.00%.

Pioneer Value Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Value Fund (the "Fund") as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years in the period ended September 30, 2001 were audited by other auditors who have ceased operations and whose report, dated November 5, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Value Fund at September 30, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
November 7, 2003

Pioneer Value Fund
--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest.

      U.S. Equity                               Fixed Income
      Pioneer Fund                              Pioneer America Income Trust
      Pioneer Balanced Fund                     Pioneer Bond Fund
      Pioneer Core Equity Fund                  Pioneer High Yield Fund
      Pioneer Equity Income Fund                Pioneer Stable Value Fund
      Pioneer Growth Shares                     Pioneer Strategic Income Fund
      Pioneer Mid Cap Growth Fund               Pioneer Tax Free Income Fund
      Pioneer Mid Cap Value Fund
      Pioneer Real Estate Shares
      Pioneer Small Cap Value Fund              Money Market
      Pioneer Small Company Fund                Pioneer Cash Reserves Fund*
      Pioneer Value Fund

      International/Global Equity
      Pioneer Emerging Markets Fund
      Pioneer Europe Select Fund
      Pioneer Europe Fund
      Pioneer International Equity Fund
      Pioneer International Value Fund

*An investment in the Fund is not insured or guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Pioneer Value Fund
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
--------------------------------------------------------------------------------

On April 17, 2003, the Fund held a special meeting of shareowners to vote on four proposals. All proposals were passed by a shareowner vote. Here are the detailed results of the votes.

Proposal 1 -- To elect Trustees.

       Nominee                 Affirmative         Withheld
 John F. Cogan, Jr.          131,316,161.509     4,682,831.819
 Mary K. Bush                130,919,746.682     5,079,246.646
 Richard H. Egdhal, M.D.     131,116,037.434     4,882,955.894
 Daniel T. Geraci            131,465,278.911     4,533,714.417
 Margaret B.W. Graham        131,651,926.363     4,347,066.965
 Marguerite A. Piret         131,681,675.401     4,317,317.927
 Stephen K. West             131,225,468.302     4,773,525.026
 John Winthrop               131,629,114.326     4,369,879.002

Proposal 2 -- To approve a new management contract.

    Affirmative          Against           Abstain
 116,717,880.170     5,309,561,676     5,418,641.482

Proposal 3 -- To approve a policy allowing Pioneer and the board of trustees to appoint or terminate subavisers and to approve amendments to subadvisory agreements without shareowner approval.

    Affirmative          Against           Abstain
 113,288,407.804     8,713,313.866     5,444,361.658

Proposal 4 (a) -- To approve a change to the Fund's investment policy on senior securities.

    Affirmative          Against           Abstain
 112,106,539.472     5,835,558.421     9,503,985.435

Proposal 4 (b) -- To approve a change to the Fund's investment policy on borrowing.

    Affirmative          Against           Abstain
 111,745,921.414     6,167,176.590     9,532,985.324

Proposal 4 (c) -- To approve a change to the Fund's investment policy on real estate.

    Affirmative          Against           Abstain
 112,027,203.887     5,893,564.523     9,525,314.918

Pioneer Value Fund

Proposal 4 (d) -- To approve a change to the Fund's investment policy on loans.

    Affirmative          Against           Abstain
 111,884,746.670     6,013,398.302     9,547,938.356

Proposal 4 (e) -- To approve a change to the Fund's investment policy on commodities.

    Affirmative          Against           Abstain
 112,047,761.376     5,873,483.445     9,524,838.507

Proposal 4 (f) -- To approve a change to the Fund's investment policy on diversification.

    Affirmative          Against           Abstain
 112,103,803.333     5,821,593.648     9,520,686.347

Proposal 4 (g) -- To approve a change to the Fund's investment policy on acting as an underwriter.

    Affirmative          Against           Abstain
 112,065,952.398     5,839,395.790     9,540,735.140

Proposal 4 (h) -- To approve a change to the Fund's investment policy on concentration.

    Affirmative          Against           Abstain
 112,156,139.386     5,753,145.267     9,536,798.675

Proposal 4 (i) -- To approve a change to the Fund's investment policy on guarantees.

    Affirmative          Against           Abstain
 111,769,626.097     6,160,189.794     9,516,267.437

Proposal 4 (j) -- To approve a change to the Fund's investment policy on margin.

    Affirmative          Against           Abstain
 111,760,966.765     6,162,027.007     9,523,089.556

Proposal 4 (k) -- To approve a change to the Fund's investment policy on short sales.

    Affirmative          Against           Abstain
 111,775,882.614     6,152,881.708     9,517,319.006

Pioneer Value Fund
RESULTS OF SHAREOWNER MEETING                                     (continued)

Proposal 4 (l) -- To approve a change to the Fund's investment policy on exercising control.

    Affirmative          Against           Abstain
 111,960,927.983     5,951,920.851     9,533,234.494

Proposal 4 (m) -- To approve a change to the Fund's investment policy on other investment companies.

    Affirmative          Against           Abstain
 111,974,593.760     5,917,533.950     9,553,955.618

Proposal 4 (n) -- To approve a change to the Fund's investment policy on fundamental treatment.

    Affirmative          Against           Abstain
 111,952,303.854     5,959,960.079     9,533,819.395

Proposal 4 (o) -- To approve a change to the Fund's investment policy on qualification for foreign registration.

    Affirmative          Against           Abstain
 111,991,168.057     5,894,164.416     9,560,164.855

Proposal 4 (p) -- To approve a change to the Fund's investment policy on foreign restrictions.

    Affirmative          Against           Abstain
 111,904,415.009     5,993,873.345     9,547,794.974

Pioneer Value Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). They're also online at pioneerfunds.com.

---------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------

Name and Age                Position Held With the Fund   Term of Office/Length of Service
 John F. Cogan, Jr. (77)*   Chairman of the Board,        Since 1982. Serves until a successor
                            Trustee and President         trustee is elected or earlier retirement
                                                          or removal

---------------------------------------------------------------------------------------------------
 Osbert M. Hood (51)*       Trustee and                   Since June, 2003. Serves until a
                            Executive Vice President      successor trustee is elected or earlier
                                                          retirement or removal.

 * Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of Pioneer and certain of its affiliates.

---------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------

Name, Age and Address           Position Held With the Fund   Term of Office/Length of Service
 Mary K. Bush (55)              Trustee                       Since 1997. Serves until a successor
 3509 Woodbine Street,                                        trustee is elected or earlier retirement
 Chevy Chase, MD 20815                                        or removal.

---------------------------------------------------------------------------------------------------
 Richard H. Egdahl, M.D. (76)   Trustee                       Since 1992. Serves until a successor
 Boston University Healthcare                                 trustee is elected or earlier retirement
 Entrepreneurship Program,                                    or removal.
 53 Bay State Road,
 Boston, MA 02215

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years                  Other Directorships Held by this Trustee
 Deputy Chairman and a Director of Pioneer Global            Director of Harbor Global Company,
 Asset Management S.p.A. ("PGAM"); Non-Executive             Ltd.
 Chairman and a Director of Pioneer Investment
 Management USA Inc. ("PIM-USA"); Chairman and
 a Director of Pioneer; Director of Pioneer Alternative
 Investment Management Limited (Dublin); President
 and a Director of Pioneer Alternative Investment
 Management (Bermuda) Limited and affiliated funds;
 President and a Director of Pioneer Funds Distributor,
 Inc. ("PFD"); President of all of the Pioneer Funds; and
 Of Counsel (since 2000, partner prior to 2000), Hale
 and Dorr LLP (counsel to PIM-USA and the Pioneer
 Funds)
---------------------------------------------------------------------------------------------------

 President and Chief Executive Officer, PIM-USA since        None
 May, 2003 (Director since January, 2001); President
 and Director of Pioneer since May, 2003; Chairman
 and Director of Pioneer Investment Management
 Shareholder Services, Inc. ("PIMSS") since May, 2003;
 Executive Vice President of all of the Pioneer Funds
 since June, 2003; Executive Vice President and Chief
 Operating Officer of PIM-USA, November 2000-May
 2003; Executive Vice President, Chief Financial Officer
 and Treasurer, John Hancock Advisers, L.L.C., Boston,
 MA, November 1999-November 2000; Senior Vice
 President and Chief Financial Officer, John Hancock
 Advisers, L.L.C., April 1997-November 1999

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years                 Other Directorships Held by this Trustee
 President, Bush International (international financial     Director of Brady Corporation
 advisory firm)                                             (industrial identification and specialty
                                                            coated material products
                                                            manufacturer), Millennium
                                                            Chemicals, Inc. (commodity
                                                            chemicals), Mortgage Guaranty
                                                            Insurance Corporation, and R.J.
                                                            Reynolds Tobacco Holdings, Inc.
                                                             (tobacco)
---------------------------------------------------------------------------------------------------
 Alexander Graham Bell Professor of Health Care             None
 Entrepreneurship, Boston University; Professor
 of Management, Boston University School of
 Management; Professor of Public Health, Boston
 University School of Public Health; Professor of
 Surgery, Boston University School of Medicine; and
 University Professor, Boston University
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------

Name, Age and Address            Position Held With the Fund   Term of Office/Length of Service
 Margaret B.W. Graham (56)       Trustee                       Since 1990. Serves until a successor
 1001 Sherbrooke Street West,                                  trustee is elected or earlier retirement
 Montreal, Quebec, Canada                                      or removal.
 H3A 1G5
---------------------------------------------------------------------------------------------------
 Marguerite A. Piret (55)        Trustee                       Since 1982. Serves until a successor
 One Boston Place, 28th Floor,                                 trustee is elected or earlier retirement
 Boston, MA 02108                                              or removal.
---------------------------------------------------------------------------------------------------
 Stephen K. West (75)            Trustee                       Since 1993. Serves until a successor
 125 Broad Street,                                             trustee is elected or earlier retirement
 New York, NY 10004                                            or removal.
---------------------------------------------------------------------------------------------------
 John Winthrop (67)              Trustee                       Since 1985. Serves until a successor
 One North Adgers Wharf,                                       trustee is elected or earlier retirement
 Charleston, SC 29401                                          or removal.

---------------------------------------------------------------------------------------------------
TRUST OFFICERS
---------------------------------------------------------------------------------------------------

Name and Age                 Position Held With the Fund   Term of Office/Length of Service
 Dorothy E. Bourassa (55)    Secretary                     Serves at the discretion of board.
---------------------------------------------------------------------------------------------------
 Christopher J. Kelley (38)  Assistant Secretary           Serves at the discretion of board.
---------------------------------------------------------------------------------------------------
 David C. Phelan (46)        Assistant Secretary           Serves at the discretion of board.
---------------------------------------------------------------------------------------------------
 Vincent Nave (58)           Treasurer                     Serves at the discretion of board.
---------------------------------------------------------------------------------------------------
 Luis I. Presutti (38)       Assistant Treasurer           Serves at the discretion of board.
---------------------------------------------------------------------------------------------------
 Gary Sullivan (45)          Assistant Treasurer           Serves at the discretion of board.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

                                                             Other Directorships Held by this
Principal Occupation During Past Five Years                  Trustee
 Founding Director, The Winthrop Group, Inc. (consulting     None
 firm); Professor of Management, Faculty of Management,
 McGill University
---------------------------------------------------------------------------------------------------
 President and Chief Executive Officer, Newbury, Piret &     None
 Company, Inc. (investment banking firm)
---------------------------------------------------------------------------------------------------
 Senior Counsel, Sullivan & Cromwell (law firm)              Director, The Swiss Helvetia
                                                             Fund, Inc. (closed-end investment
                                                             company) and AMVESCAP PLC
                                                             (investment managers)
---------------------------------------------------------------------------------------------------
 President, John Winthrop & Co., Inc.                        None
 (private investment firm)

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                   Other Directorships Held by this
Principal Occupation During Past Five Years                        Officer
 Secretary of PIM-USA: Senior Vice President-Legal of              None
 Pioneer; and Secretary/Clerk of most of PIM-USA's
 subsidiaries since October 2000; Secretary of all of the
 Pioneer Funds since September 2003; (Assistant Secretary
 from November 2000 to September 2003); and Senior
 Counsel, Assistant Vice President and Director of Compliance
 of PIM-USA from April 1998 through October 2000
---------------------------------------------------------------------------------------------------
 Assistant Vice President and Senior Counsel of Pioneer            None
 since July 2002; Vice President and Senior Counsel of
 BISYS Fund Services, Inc. (April 2001 to June 2002);
 Senior Vice President and Deputy General Counsel of
 Funds Distributor, Inc. (July 2000 to April 2001; Vice
 President and Associate General Counsel from July 1996
 to July 2000); Assistant Secretary of all of the Pioneer
 Funds since September 2003
---------------------------------------------------------------------------------------------------
 Partner, Hale and Dorr LLP. Assistant Secretary of all of the     None
 Pioneer Funds since September 2003
---------------------------------------------------------------------------------------------------
 Vice President-Fund Accounting, Administration and Custody        None
 Services of Pioneer (Manager from September 1996 to
 February 1999); and Treasurer of all of the Pioneer Funds
 (Assistant Treasurer from June 1999 to November 2000)
---------------------------------------------------------------------------------------------------
 Assistant Vice President-Fund Accounting, Administration          None
 and Custody Services of Pioneer (Fund Accounting Manager
 from 1994 to 1999); and Assistant Treasurer of all of the
 Pioneer Funds since November 2000
---------------------------------------------------------------------------------------------------
 Fund Accounting Manager-Fund Accounting, Administration           None
 and Custody Services of Pioneer; and Assistant Treasurer of
 all of the Pioneer Funds since May 2002
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
FUND OFFICERS
---------------------------------------------------------------------------------------------------

Name and Age                   Position Held With the Fund   Term of Office/Length of Service
 Katherine Kim Sullivan (29)   Assistant Treasurer           Serves at the discretion of board.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

                                                           Other Directorships Held by this
Principal Occupation During Past Five Years                Officer
 Fund Administration Manager - Fund Accounting,            None
 Administration and Custody Services since June 2003;
 Assistant Vice President - Mutual Fund Operations of
 State Street Corporation from June 2002 to June 2003
 (formerly Deutsche Bank Asset Management); Pioneer
 Fund Accounting, Administration and Custody Services
 (Fund Accounting Manager from August 1999 to May 2002,
 Fund Accounting Supervisor from 1997 to July 1999);
 Assistant Treasurer of all of the Pioneer Funds since
 September 2003.
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus. For more information about any Pioneer fund, call your financial advisor, or call Pioneer directly at 1-800-225-6292. Please request a free prospectus, which contains information about fund charges and expenses. Read it carefully before you invest or send money.


[LOGO]

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable; to be answered on annual submissions after December 15, 2003.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 26, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 26, 2003


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date November 26, 2003

* Print the name and title of each signing officer under his or her signature.